UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                        the Securities Exchange Act 1934

         Date of Report (Date of earliest event reported): June 30, 2005

                               C&D Production Inc.
               (Exact Name of Registrant as Specified in Charter)

             Nevada                        0-31039                     88-0438869
(State or Other Jurisdiction of   (Commission File Number)  (IRS Employer Identification No.)
         Incorporation)
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               8F, No. 268 Kwang-Fu South Road, Taipei, Taiwan ROC
        (Address of Principal Executive Offices)               (Zip Code)


Registrant's telephone number, including area code: 011-886-2-2705-9051

--------------------------------------------------------------------------------
          (Former Name or Former Address, is Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

|_|   Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

|_|   Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
      CFR 240.14a-12(b))

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

         On June 30, 2005, Dennis Chang resigned from his position as General
Manager and a member of the Board of Directors of C&D Production Inc. (the
"Company") and Mei-Lin Chiang resigned from her position as General Inspector and a member of the Board of Directors of the Company. Neither Mr. Chang nor Ms.
Chiang resigned from the Board of Directors as a result of a disagreement with the Company on any matter relating to the Company's operations, policies or practices.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        C&D PRODUCTION INC.

                                        By:   /s/ Michael Chou
                                              ----------------------------
                                              Name:  Michael Chou
                                              Title: Chief Executive Officer

Dated: June 30, 2005